UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2020

IMAC Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Westgate Circle, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 266-4622

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	IMAC	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	IMACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2020, Dean Weiland resigned from his position as a director on the board of directors (the “Board”) of IMAC Holdings, Inc. (the “Company”). Mr. Weiland indicated that his resignation from the Board was not the result of any disagreement with the Company. Mr. Weiland had been a member of the Company’s audit, compensation and nominating and governance committees, and had served as a director since the Company’s initial public offering in February 2019.

In order to fill the vacancy created by Mr. Weiland’s resignation, on February 10, 2020, the Board appointed Gerard M. Hayden, Jr. as a director of the Company and as a member of the Company’s audit and compensation committees and as chairman of the Company’s nominating and governance committee.

Mr. Hayden, age 65, is currently an independent financial consultant. He previously served as Senior Vice President and Chief Financial Officer of HealthStream, Inc., a Nashville, Tennessee software solutions provider supporting healthcare organizations and their workforce (Nasdaq: HSTM), from May 2008 to February 2019. Mr. Hayden received a Master of Science degree in accounting from Northeastern University and a Bachelor of Arts degree in government and international studies from the University of Notre Dame. Mr. Hayden’s extensive knowledge of financial, accounting and operational issues highly relevant to the Company’s business makes him well qualified as a member of the Board.

There are no arrangements or understandings between Mr. Hayden and any other persons pursuant to which Mr. Hayden was appointed as a director. In addition, Mr. Hayden has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K. There are no family relationships between Mr. Hayden and any of the Company’s executive officers or directors.

A copy of the press release announcing the above appointment and resignation is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release, dated February 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 12, 2020	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
		Name:	Jeffrey S. Ervin
		Title:	Chief Executive Officer